EXHIBIT 99.1

Sturm, Ruger & Company, Inc. Reports
First Quarter 2026 Results

Delivered First Quarter Net Sales of $141.4 Million

New Products Accounted for $51.6 Million or 41% of Firearm Sales

Earnings per Share was $0.01, Adjusted Earnings per Share was $0.27

Generated $18.8 Million of Cash from Operations

Declares Quarterly Dividend of $0.11 Per Share

MAYODAN, NC – May 6, 2026 – Sturm, Ruger & Company, Inc. (NYSE: RGR) (“Ruger” or the “Company”) announced today its financial results for the first quarter 2026.

First Quarter 2026 Financial Highlights

•	The Company achieved net sales of $141.4 million, a 4.1% increase over the $135.7 million achieved in the corresponding period in 2025.
•	Diluted earnings were $0.01 per share compared to $0.46 per share in the corresponding period in 2025.
•	On an adjusted basis, diluted earnings for the first quarter of 2026 were $0.27 per share compared to $0.46 per share in the corresponding period in 2025.

During the first quarter, the Company incurred incremental expenses associated with negotiating a Strategic Cooperation Agreement (“Agreement”) with Beretta Holding S.A. (“Beretta Holding”) and organizational changes implemented in February. Additionally, we recorded a one-time non-recurring expense of $1.7 million or $0.07 per share not included in the adjusted earnings per share.

As announced on May 4, 2026, Ruger and Beretta Holding executed the Agreement, which reflects a shared commitment to long-term value creation, constructive engagement, and stability for Ruger’s shareholders, employees, customers and industry partners. The Company incurred legal, professional and advisory fees and other expenses totaling approximately $3.2 million related to the Agreement negotiations and other related matters during the quarter. These expenses are largely non-recurring, limited in duration and do not, in the opinion of management, relate to the underlying performance of the core business. Additional Agreement-related expenses may be incurred in the near term.

Additionally, in February, the Company executed a reduction-in-force as part of broader efforts to structurally align the organization to strategic priorities and the future operating model. These actions are consistent with the changes outlined in the 2026 Plan and, more broadly, the Ruger 2030 framework. The moves improve efficiency, enhance accountability and position the Company for long-term profitable growth. The associated severance and related expense of $2.5 million were recognized in the quarter and are not, in the opinion of management, indicative of ongoing operations.

Taken together, these two discrete items reflect actions to ensure the Company’s independence and strengthen its operational foundation, both of which are in the best long-term interests of shareholders.

As previously disclosed, the Board of Directors declared a dividend of $0.11 per share for the first quarter for shareholders of record as of May 14, 2026, payable on May 29, 2026. This dividend equates to approximately 40% of adjusted net income of $0.27 per share for the first quarter of 2026.

“Our first quarter results reflect both the strength of our underlying business and the actions we have taken to position Ruger for the future,” said Todd Seyfert, President and Chief Executive Officer. “Building on our momentum in 2025, we continue to focus on innovation, have great demand across our offerings and see encouraging signs in the market. This quarter was our fourth consecutive quarter of year-over-year sales growth as we continue to outperform the market in top-line sales."

Additional Highlights

•	The estimated sell-through of the Company’s products from the independent distributors to retailers in Q1 2026 increased by 3.2% from Q1 2025, exceeding a 1.6% increase in adjusted NICS during the same period.
•	Sales of new products, including the RXM pistol, Marlin 1894 lever-action rifles, American Centerfire Rifle Generation II, Glenfield rifles, Harrier rifles, and the Ruger Red Label III Shotgun, represented $51.6 million, or 41%, of firearm sales for the quarter. New product sales include only major new products that were introduced in the past two years.
•	Compared to the first quarter of 2025, the Company’s finished goods inventories decreased 95,800 units while distributors’ inventories decreased 26,400 units, reflecting strong retail pull through of our new products.
•	For Q1 2026, cash generated from operations totaled $18.8 million. As of March 28, 2026, Ruger’s cash and short-term investments totaled $105.2 million. The Company’s current ratio is 3.5 to 1 and there is no debt.
~~•~~	In the first three months of 2026, capital expenditures totaled $4.8 million. The Company expects capital expenditures to total $30 million for the year for continued investments in new product introductions, expanded capacity for product lines in greatest demand, upgraded manufacturing capabilities and strengthened facility infrastructure.
•	In the first 3 months, the Company returned $1.3 million to its shareholders through the payment of quarterly dividends. The Company did not repurchase any shares of its common stock during the period.

"While we are extremely excited about our 2026 plan and approach, we remain focused on improving our overall cost structure and profitability,” Seyfert added. “The actions we took during the quarter – both in protecting the interests of shareholders and driving cost out of the organization – are already contributing to a more focused and efficient operating model. As these temporary expenses roll off, we expect improved visibility into the underlying earnings power of the business.”

Today, the Company filed its Quarterly Report on Form 10-Q for the first quarter of 2026. The financial statements included in this Quarterly Report on Form 10-Q are attached to this press release.

The Quarterly Report on Form 10-Q for the first quarter of 2026 is available on the SEC website at SEC.gov and the Ruger website at Ruger.com/corporate. Investors are urged to read the complete Quarterly Report on Form 10-Q to ensure that they have adequate information to make informed investment judgments.

Earnings Call Information

The Company will host a webcast at 4:30pm ET today to discuss the first quarter 2026 financial results. Participants may access the live webcast via this link or by visiting Ruger.com/corporate. Those who wish to ask questions during the webcast will need to pre-register prior to the meeting.

About Sturm, Ruger & Co., Inc.

Sturm, Ruger & Co., Inc. is one of the nation's leading manufacturers of rugged, reliable firearms for the commercial sporting market. With products made in America, Ruger offers consumers almost 800 variations of 40 product lines, across the Ruger, Marlin and Glenfield brands. For over 75 years, Ruger has been a model of corporate and community responsibility. Our motto, “Arms Makers for Responsible Citizens®,” echoes our commitment to these principles as we work hard to deliver quality and innovative firearms.

Forward-Looking Statements

The Company may, from time to time, make forward-looking statements and projections concerning future expectations. Such statements are based on current expectations and are subject to certain qualifying risks and uncertainties, such as market demand, sales levels of firearms, anticipated castings sales and earnings, the need for external financing for operations or capital expenditures, the results of pending litigation against the Company, the impact of future firearms control and environmental legislation, and accounting estimates, any one or more of which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date such forward-looking statements are made or to reflect the occurrence of subsequent unanticipated events.

This press release includes certain non-GAAP financial measures, including Adjusted EBITDA and adjusted earnings per share. These measures are not prepared in accordance with U.S. generally accepted accounting principles (GAAP) and should not be considered in isolation or as a substitute for the most directly comparable GAAP measures. Reconciliations of each non-GAAP measure to the most directly comparable GAAP measure are included in the tables accompanying this release.

STURM, RUGER & COMPANY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Dollars in thousands)

	March 28, 2026	December 31, 2025

Assets

Current Assets
Cash	$23,748	$18,451
Short-term investments	81,420	74,082
Trade receivables, net	72,920	64,510

Gross inventories	102,850	113,166
Less LIFO reserve	(67,886)	(67,058)
Less excess and obsolescence reserve	(2,715)	(3,227)
Net inventories	32,249	42,881

Prepaid expenses and other current assets	10,741	11,680
Total Current Assets	221,078	211,604

Property, plant and equipment	511,048	506,799
Less allowances for depreciation	(431,950)	(426,702)
Net property, plant and equipment	79,098	80,097

Deferred income taxes	19,128	19,720
Other assets	29,807	30,576
Total Assets	$349,111	$341,997

STURM, RUGER & COMPANY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (Continued)

(Dollars in thousands, except per share data)

	March 28, 2026	December 31, 2025

Liabilities and Stockholders’ Equity

Current Liabilities
Trade accounts payable and accrued expenses	$38,314	$34,122
Contract liabilities with customers	714	—
Product liability	942	964
Employee compensation and benefits	18,597	15,023
Workers’ compensation	4,614	4,638
Total Current Liabilities	63,181	54,747

Lease liabilities	1,056	1,158
Employee compensation	1,513	2,271
Product liability accrual	61	61

Contingent liabilities	—	—

Stockholders’ Equity
Common Stock, non-voting, par value $1:
Authorized shares 50,000; none issued	—	—
Common Stock, par value $1:
Authorized shares – 40,000,000
2026 – 24,494,291 issued,
15,948,066 outstanding
2025 – 24,490,478 issued,
15,944,253 outstanding	24,494	24,490
Additional paid-in capital	56,040	55,356
Retained earnings	420,897	422,045
Less: Treasury stock – at cost
2026 – 8,546,225 shares
2025 – 8,546,225 shares	(218,131)	(218,131)
Total Stockholders’ Equity	283,300	283,760
Total Liabilities and Stockholders’ Equity	$349,111	$341,997

STURM, RUGER & COMPANY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (UNAUDITED)

(Dollars in thousands, except per share data)

	Three Months Ended
	March 28, 2026	March 29, 2025

Net firearms sales	$140,896	$135,195
Net castings sales	460	543
Total net sales	141,356	135,738

Cost of products sold	113,278	105,843

Gross profit	28,078	29,895

Operating expenses:
Selling	9,356	9,413
General and administrative	20,671	12,010
Total operating expenses	30,027	21,423

Operating (loss) income	(1,949)	8,472

Other income:
Interest income	801	1,038
Interest expense	(22)	(16)
Other income, net	1,096	253
Total other income, net	1,875	1,275

(Loss) income before income taxes	(74)	9,747

Income taxes	(202)	1,979

Net income and comprehensive income	$128	$7,768

Basic earnings per share	$0.01	$0.47

Diluted earnings per share	$0.01	$0.46

Weighted average number of common shares outstanding - Basic	15,945,349	16,623,214

Weighted average number of common shares outstanding - Diluted	16,247,380	16,850,956

Cash dividends per share	$0.08	$0.24

STURM, RUGER & COMPANY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(Dollars in thousands)

	Three Months Ended
	March 28, 2026	March 29, 2025

Operating Activities
Net income	$128	$7,768
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	6,008	5,571
Stock-based compensation	737	1,146
Excess and obsolescence inventory reserve	(512)	40
Gain on disposal of assets	(1)	—
Deferred income taxes	592	(1,576)
Changes in operating assets and liabilities:
Trade receivables	(8,410)	(343)
Inventories	11,144	5,740
Trade accounts payable and accrued expenses	4,116	(2,281)
Contract liabilities with customers	714	789
Employee compensation and benefits	2,816	(5,023)
Product liability	(22)	(58)
Prepaid expenses, other assets and other liabilities	1,440	(628)
Cash provided by operating activities	18,750	11,145

Investing Activities
Property, plant and equipment additions	(4,791)	(1,124)
Net proceeds from the sale of assets	1	—
Purchases of short-term investments	(11,375)	(36,288)
Proceeds from maturities of short-term investments	4,037	39,580
Cash (used for) provided by investing activities	(12,128)	2,168

Financing Activities
Remittance of taxes withheld from employees related to share-based compensation	(49)	(178)
Repurchase of common stock	—	(2,991)
Dividends paid	(1,276)	(3,992)
Cash used for financing activities	(1,325)	(7,161)

Increase in cash and cash equivalents	5,297	6,152

Cash and cash equivalents at beginning of period	18,451	10,028

Cash and cash equivalents at end of period	$23,748	$16,180

Non-GAAP Financial Performance Measures

In an effort to provide investors with additional information regarding its financial results, the Company refers to various United States generally accepted accounting principles (“GAAP”) financial measures and three supplemental non-GAAP financial performance measures, Adjusted EBITDA, Adjusted EBITDA margin, and adjusted diluted earnings per share (“Adjusted EPS”), which management believes provides useful information to investors. These non-GAAP financial performance measures may not be comparable to similarly titled financial performance measures being disclosed by other companies. In addition, the Company believes that these non-GAAP financial performance measures have limitations as analytical tools, and, accordingly, should be considered in addition to, and not in lieu of, GAAP financial measures. The presentation of Adjusted EBITDA should not be construed to imply that the Company’s future results will not be affected by unusual or non-recurring items.

The Company believes that Adjusted EBITDA and Adjusted EBITDA margin are useful to understanding its operating results and the ongoing performance of its underlying business, as Adjusted EBITDA assists investors in comparing the Company’s performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its operating performance. The Company believes that this reporting provides better transparency and comparability to its operating results. The Company uses both GAAP and non-GAAP financial measures to evaluate the Company’s financial performance.

The Company defines Adjusted EBITDA as earnings before interest, taxes, and depreciation and amortization (EBITDA), as further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing operating performance, as itemized below. Specifically, the Company calculates Adjusted EBITDA by (i) adding the amount of interest expense, income tax expense, and depreciation and amortization expenses that have been deducted from net income back into net income, (ii) subtracting the amount of interest income that was included in net income from net income, (iii) subtracting income tax benefits, (iv) adding the amount of extraordinary cash and non-cash, non-operating expenses, and (v) subtracting non-recurring income or non-recurring gains that do not contribute directly to management’s evaluation of its operating results.  The Company calculates Adjusted EBITDA margin by dividing Adjusted EBITDA by total net sales.

Adjusted EBITDA was $10.9 million for the three months ended March 28, 2026, a decrease of 23.9% from $14.3 million in the comparable prior year period.

The Company believes that Adjusted EPS is useful to understanding its operating results and the ongoing performance of its underlying business by identifying unusual and infrequent non-operating items that are not related to our ongoing operations and presenting our earnings independent of those items.

Non-GAAP Reconciliation – Adjusted EBITDA

Adjusted EBITDA

(Unaudited, dollars in thousands)

	Three Months Ended
	March 28, 2026	March 29, 2025

Net income	$128	$7,768

Income tax (benefit) expense	(202)	1,979
Depreciation and amortization expense	6,008	5,571
Interest income	(801)	(1,038)
Interest expense	22	16
Stockholder rights costs (a)	3,200	—
Severance costs (b)	2,523	—
Adjusted EBITDA	$10,878	$14,296
Adjusted EBITDA margin	7.7%	10.5%
Net income margin	0.1%	5.7%

(a)	Costs incurred in engaging with Beretta Holding S.A. (“Beretta”) on, amongst other things, Beretta’s ownership of Company Common Stock, the Rights Plan, negotiations concerning potential strategic cooperation between the Company and Beretta, and in engaging a proxy solicitation firm and preparing a preliminary proxy statement associated with the 2026 Annual Meeting.

(b)	Costs incurred associated with severance and related costs as part of an executed reduction-in-force as part of broader efforts to structurally align the organization to strategic priorities and the future operating model and are not indicative of ongoing operations

Non-GAAP Reconciliation – Adjusted EPS

Adjusted Diluted Earnings per Share

Adjusted diluted earnings per share is defined as (i) net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration and related costs, divided by (ii) the weighted average diluted common stock shares outstanding.

	Three Months Ended
	March 28, 2026	March 29, 2025

Diluted earnings per share	$0.01	$0.46

Stockholder rights costs	0.15	—
Severance costs	0.11	—
Adjusted diluted earnings per share	$0.27	$0.46